Exhibit 99.1

2018 INVESTOR DAY February 22, 2018

DISCLOSURES Certain Statements in this presentation may constitute "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements are statements that include projections, predictions, expectations, or beliefs about future events or results or otherwise and are not statements of historical fact. Such statements are often characterized by the use of qualified words (and their derivatives) such as "may," "believe," "expect," "anticipate," "intend," "will," "should," "plan," "estimate," "predict," "continue" and "potential" or the negative of these terms or words of similar meaning or other statements concerning opinions or judgments of United and its management about future events. Although United believes that its expectations with respect to forward - looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance, or achievements of United will not differ materially from any future results, performance, or achievements expressed or implied by such forward - looking statements; such statements are not guarantees of future performance. Forward - looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements. Actual future results and trends may differ materially from historical results and or those anticipated depending on a variety of factors, including, but not limited to the factors and risk influences contained in the cautionary language included under the headings "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" in United's Form 10 - K for the year ended December 31, 2016 and other periodic reports subsequently filed by United with the SEC, available on the SEC website, www.sec.gov. For any forward - looking statements made in this presentation, United claims the protection of the safe harbor for forward - looking statements contained in the Private Securities Litigation Reform Act of 1995. 2

AGENDA

United COMMUNITY BANKS, INC.

			Page Number
9:30am	Opening Remarks & Introductions	Jimmy Tallent	5
9:45am	Strategic Transformation Sets Stage for Achieving Top Quartile Goals	Lynn Harton	6
10:15am	Community Banking: The Engine Expands Panel Discussion with Local Leadership	Bill Gilbert	19
11:00am	Commercial Banking Solutions: Product Expertise Panel Discussion with Line of Business Leaders	Rich Bradshaw	42
11:45am	Lunch & Panel Discussion: Growth Success	Annemarie Murphy Mike Davies	60
12:30pm	Meet the Board	Tom Richlovsky Ken Daniels	70

3

AGENDA

United COMMUNITY BANKS, INC.

			Page Number
1:00pm	Navitas: Our Newest Growth Engine	Gary Shivers Rich Pfaltzgraff	73
1:30pm	Information Technology	Mark Terry	83
2:00pm	Credit Business Model and Analysis	Rob Edwards	91
2:30pm	Finance Topics	Jefferson Harralson	100
3:00pm	Future Outlook & Closing Remarks	Lynn Harton Jimmy Tallent	113

4

z Opening Remarks & Introductions Jimmy Tallent Chairman & CEO United Community Banks, Inc. 5

z Strategic Transformation Sets Stage for Achieving Top Quartile Goals Lynn Harton Chief Executive Officer and President United Community Bank 6

SIGNIFICANT PROGRESS TOWARDS TOP QUARTILE TARGETS 2017 ROA 1.1% ROTCE 11.9% 2018 Plan ROA 1.4% ROTCE 16% 7 2012 ROA .49% ROTCE 5.4%

OUR VISION To be a high performance community bank with the talent, risk management and product capabilities of a larger institution. 8 Premier Operator Thoughtful Consolidator

TOP QUARTILE BALANCED PERFORMANCE 9 Growth Profitability Quality

THE PATH TOWARDS TOP QUARTILE PERFORMANCE ROA - Top Quartile NIM Top Quartile Loan Revenue Top Quartile Securities Revenue Second Quartile Interest Expense Top Quartile Fee Revenue Peer Median Operating Expense Top Quartile Credit Costs Second Quartile Net Charge Offs Second Quartile Workout / NA Costs Second Quartile 10

WHY A COMMUNITY BANK? 11

WHAT IS THE “MORE?” 12

OUR MODEL OF INTENTION Get the Infrastructure Right Invest in New Products Execute Growth Market Expansion 13

INFRASTRUCTURE

United
COMMUNITY BANKS, INC.

2013	2014	2015	2016	2017
Loan Sale	Repaid TARP	Separation of Risk and Credit – New CCO and CRO	New CIO	DFAST dry run
Commercial Credit Process redesign	MOU lifted	BSA / AML investments	New Chief Info Sec Officer	Regulatory continuous exam schedule
Centralized Consumer Credit	Employee Communication Strategy	ALCO modeling improvements	New Phone System	New CFO
Centralized Loan Ops	Employee Rating / Succession Planning	Contact Center	New Teller System	New Chief Audit Exec
Centralized Collections	Incentives changed	Regional Support Specialists	Expanded Mainframe	Treasury Management Leader
Marketing / Branding	Vendor Management	Card and ATM leader	Chief Data Officer	New Account Opening Process
Consolidated Market Leadership	Model Risk Management	New Website Design	Leadership Academy	Digital Banking Director
New Outside Auditors		Video Conferencing	CRA Enhancements	Expanded Disaster Recovery site
DTA Recovery		Restart conversion processes	Strengthened Board	

14

PRODUCTS 2013 “Best” HELOC Health Care Income Property Middle Market Customer Derivatives 2014 Purchase of BCI Hiring of Rich Bradshaw New Mortgage Strategy – Mike Davies Merchant Joint Venture ABL 2015 Construction / Perm Mandatory Mortgage Delivery Mortgage Servicing 2016 Senior Housing New Online / Mobile Product Community Board Improvements Apple Pay Debit Card Valet 2017 Renewable Energy 15

GEOGRAPHY 16 2013 Greenville Corporate Greenville de novo Nashville Healthcare (exited 2015) 2014 Market SBA National SBA Verticals Income Property – ATL Builder Finance - CLT 2015 FNB (Money Tree) Palmetto Charleston de novo ATL inside the perimeter 2016 Tidelands (Charleston, Myrtle Beach) Middle Market Expansion 2017 Horry County (Myrtle Beach) Four Oaks Raleigh

THINKING FORWARD: 2018 & BEYOND 17 Infrastructure New Commercial RG & Origination System Mobile Mortgage Online Account Opening Digital Marketing Improved Branding Products Navitas Potential CBS Expansions Geography Potential Opportunities in our Footprint Potential Markets in North Florida and Alabama

THE UNITED FOUNDATION Community Involvement Distributed, Local Decision - making One Leader in Each Market Leader Serves as Point of Integration with Specialists One Team Small Bank Service, Large Bank Resources Small Enough to Know You, Large Enough to Serve You 18

z Community Banking: The Engine Expands Bill Gilbert President of Community Banking 19

COMMUNITY BANKING: OPERATING MODEL • The Community Banking Model is a group of 31 banks managed by local CEOs • Total of 154 offices across the four state footprint • Single brand with standardized products, consolidated operational support. Our focus is on serving the needs of these individual banks and growing market share. • Decentralized decision - making with Centralized Risk Management • Resources of a $12.0 billion institution supported by a partnership of specialists across many lines of business 20

STABILITY & GROWTH 21

FOCUS ON HIGH GROWTH MSAs 22 Fastest Growing Southeast MSAs (1) 2018 - 2023 Projected Population Growth 2018 Population 2023 Projected Median Household Income 1. Myrtle Beach, SC 9.96% 470,010 $55,177 2. Cape Coral, FL 8.66% 740,553 $59,220 3. Charleston, SC 8.46% 785,518 $69,670 4. Orlando, FL 8.17% 2,518,915 $62,806 5. Raleigh, NC 8.08% 1,335,067 $76,237 6. Naples, FL 7.95% 374,242 $75,389 7. North Port, FL 7.54% 808,091 $66,409 8. Lakeland, FL 7.22% 683,670 $51,907 9. Charlotte, NC 7.22% 2,537,416 $65,758 10. Jacksonville, FL 6.89% 1,519,940 $65,428 16. Savannah, GA 6.60% 392,546 $61,718 18. Atlanta, GA 6.48% 5,919,767 $71,156 21. Greenville, SC 6.12% 901,549 $58,643 9.7% 8.9% ’18 – ’23 Proj . Household Income Growth $54,241 $61,045 Median Household Income UCBI MSA Presence ucbi.com | 4 United States United States United States 5.1% 3.5% ’18 – ’23 Proj . Population Growth Strong Demographic Profile (2) (1) Includes MSAs with a population of greater than 300,000 (2) Weighted by state deposits

COMMUNITY BANKING MARKETS LEGACY Region Loans ($ millions) Deposits ($ millions) # Branches Deposits/Branch North GA $521 $1,150 8 $144 Northeast GA $642 $1,219 14 $87 Northwest GA $225 $448 7 $64 Western NC $542 $1,028 19 $54 Legacy Totals: $1,930 $3,845 48 GROWTH Region Loans ($ millions) Deposits ($ millions) # Branches Deposits/Branch East ATL $673 $1,138 14 $81 Midtown ATL $50 $15 1 $15 West ATL $605 $1,088 15 $73 Coastal GA $633 $388 10 $39 East TN $481 $537 13 $41 South Carolina $1,262 $1,531 40 $38 Raleigh /Four Oaks $491 $545 11 $55 Growth Totals: $4,195 $5,242 104 23

COMMUNITY BANKING & CBS PARTNERSHIP $139 $433 $604 Dec-15 Dec-16 Dec-17 CBS Partnership Loans $81 $224 $407 Dec-15 Dec-16 Dec-17 Mortgage Partnership Loans $2.5 $3.9 $4.0 Dec-15 Dec-16 Dec-17 Partnership SBA Gains $ in millions 24

z Community Banking Panel: South Carolina Dixon Woodward Regional President of South Carolina 25

COMMUNITY BANKING: SOUTH CAROLINA 26 39 Branches Loans $ 1.392B Deposits $1.607B As of January 31, 2018

COMMUNITY BANKING: COASTAL SOUTH CAROLINA 27 14 Branches Loans $765M Deposits $515M As of January 31, 2018

COMMUNITY BANKING: COASTAL SOUTH CAROLINA 28 - 50,000,000 100,000,000 150,000,000 200,000,000 250,000,000 300,000,000 350,000,000 400,000,000 450,000,000 4Q2015 4Q2016 4Q2017 Charleston Charleston Deposits Charleston Loans

HOW WE COMPETE • Experienced bankers (CRM average tenure of 23+ years in Charleston and Myrtle Beach) doing business in markets we know with people we know • Leveraging resources of a larger regional bank with the touch and care of a local community bank • Speed to market • Commercial Banking Solutions/Community Bank partnership 29

z Community Banking Panel: Upstate South Carolina Michelle Seaver President of Greenville County 30

COMMUNITY BANKING: GREENVILLE & THE UPSTATE As of December 31, 2017. 31 25 Branches Loans $654.5M Deposits $1,145.7M

HOW WE COMPETE • Leverage Partnerships with Commercial Banking Solutions • Leverage leadership presence in market • Passionate bankers focused on the customer experience 32

z Community Banking Panel: Metro Atlanta C.B. Fair Regional President of West Atlanta 33

COMMUNITY BANKING: METRO ATLANTA 34 30 Branches Loans $1.345B Deposits $2.303B As of January 31, 2018

COMMUNITY BANKING: METRO ATLANTA 35 - 500,000,000 1,000,000,000 1,500,000,000 2,000,000,000 2,500,000,000 4Q2014 4Q2015 4Q2016 4Q2017 Metro Atlanta Metro Atlanta Loans Metro Atlanta Deposits

HOW WE COMPETE • Focused calling efforts within our areas of expertise • Calling efforts driven by experienced lenders working with current relationships, referrals and prospects • Meaningful partnership with our Commercial Banking Solutions team • Strong, productive relationship with proactive, experienced credit partners • Our customers will recommend and are likely to continue to do business with our company 36

z Community Banking Panel: Raleigh Jim Rose Regional President of Raleigh and the Coastal Plain 37

COMMUNITY BANKING: RALEIGH & THE COASTAL PLAIN 38 12 Locations + Raleigh LPO Loan Pipeline $135M $518M Loan Book 8.6% Deposit Growth

COMMUNITY BANKING: RALEIGH & COASTAL PLAIN 39 Todd Simpson Regions Bank (30+ years ) Bruce Corn Park Sterling / BB&T (15 years) John Lowe Park Sterling / Wachovia (30+ years) Nikki Waller BB&T, Yadkin Bank (15 years) Ryan Clayton RBC / Pac West (10+ years ) Jason Woodard Suntrust / Yadkin Bank (20+ years )

HOW WE COMPETE • Retain and expand legacy Four Oaks Bank clients and markets • Grow loan balances and client relationships and identify branch opportunities • Leverage that we are small enough to know you and large enough to serve you • Improve Efficiency Ratio • Attract top local talent • Leverage Commercial Banking Solutions 40

41

z Commercial Banking Solutions: Product Expertise Rich Bradshaw President of Commercial Banking Solutions 42

COMMERCIAL BANKING SOLUTIONS: LINES OF BUSINESS SBA Asset Based Lending Middle Market Commercial Real Estate (CRE) Builder Finance Senior Care Renewable Energy Navitas Credit Corp. 43

MISSION • CBS lines of business partner with and grow the community bank • Each line of business is fully - staffed with loan officers, underwriters and credit professionals who have an extraordinary level of expertise in their respective fields • Depth of knowledge that allows United to compete for and win deals by leveraging its expertise as well as reducing risk 44

SUMMARY $ in thousands 45 0% 5% 10% 15% 20% 25% 30% 35% 40% $0 $500 $1,000 $1,500 $2,000 $2,500 2014 2015 2016 2017 Commercial Banking Solutions Outstanding Commitment Referral % CBS 2017 Loan Production CBS Generated Partner Generated

NEWEST CBS BUSINESS LINES • Effective lift out of the Senior Care Team of Bank of the Ozarks – Jennifer Lawley, Senior Living Team Leader will provide an overview; Since inception (July 2016), they have grown to $355M in commitments • Launched Renewable Energy product – $100M production forecasted in 2018 (closed $9M in January) • Navitas Credit Corp. added to enter equipment finance business – Gary Shivers, President and CEO of Navitas Credit Corp will provide an overview; Founded in 2008 and grew to over $300M in annual originations in 2017 46

WHAT’S THE SECRET SAUCE? • Partnership with the Community Bank • Communication, Communication, Communication • Joint incentive program and partnership reporting are key to driving the results 47

ONGOING ADDITIONS PLANNED ? SBA Asset Based Lending Middle Market Commercial Real Estate (CRE) Builder Finance Senior Care Renewable Energy Navitas Credit Corp. 48

COMMERCIAL BANKING SOLUTIONS SENIOR CARE LENDING 49 Jennifer Lawley Senior Living Team Leader

SENIOR CARE LENDING OVERVIEW • Senior Care includes Independent Living, Assisted Living, Memory Care and Skilled Nursing Facilities • Focus on construction of new facilities as well as refinance and acquisition of existing facilities • Target market is the southeast 50

SENIOR CARE LENDING STRATEGY • Underwriting Strategy – Target owner - occupied projects and underwriting the operating business – Target average minimum project equity of 30% – Emphasis on private pay facilities • Origination Strategy – Source deals through Senior Care Team’s industry contacts and also partner with Community Bank 51

SENIOR CARE LENDING OVERVIEW $0 $50 $100 $150 $200 $250 $300 $350 $400 2015 2016 2017 Outstanding Commitments 2015 2016 2017 Past Due Loans 0% 0% 0% Non - accruals 0% 0% 0% Charge - Offs 0% 0% 0% $ in millions 52

COMMERCIAL BUSINESS SOLUTIONS: COMMERCIAL REAL ESTATE (CRE) 53 Lisa Shelnutt Commercial Real Estate Relationship Manager

COMMERCIAL REAL ESTATE (CRE) • Target Market - Experienced, well - capitalized developers in our footprint who develop institutional grade properties • Products – Retail, industrial, office, multifamily and hospitality (very selective on the last two) – Construction, mini perm and very limited permanent loans • Differentiators – Lender experience – Market knowledge and network – Partnership with Community Bank – Network with other banks to manage project exposure 54

COMMERCIAL REAL ESTATE (CRE) OVERVIEW $0 $100 $200 $300 $400 $500 $600 $700 2015 2016 2017 Outstanding Commitments 2015 2016 2017 Past Due Loans 0% 0% 0% Non - accruals 0% 0% 0% Charge - Offs 0% 0% 0% $ in millions 55

COMMERCIAL BANKING SOLUTIONS: MIDDLE MARKET 56 Charles Chamberlain Director of Corporate Banking

MIDDLE MARKET & ASSET BASED LENDING STRATEGY • Loan Characteristics: – Revenue >$50M – EBITDA > $5M – Professional management – Cash flow structure with maintenance covenants • Geographic Focus: – Companies headquartered in market as defined by Bank policy (footprint + adjacent states) – Major operations and/or ownership (PE, family office, etc.) within market are acceptable 57

MIDDLE MARKET & ASSET BASED OVERVIEW $0 $100 $200 $300 $400 $500 $600 $700 $800 2015 2016 2017 Outstanding Commitments 2015 2016 2017 Past Due Loans 0% 0% 0% Non - accruals 0% 0% 0% Charge - Offs 0% 0% 0% $ in millions 58

2018 INVESTOR DAY LUNCH

z Growth Successes Panel: SBA Lending Annemarie Murphy Chief Operating Officer of SBA 60

SBA OVERVIEW • Ranked top 15 nationally in SBA approved loan volume in Q4 2017 0 50 100 150 200 250 300 350 400 450 2013 2014 2015 2016 2017 Outstanding Commitments 61 $ in millions

HOW WE COMPETE • United has 2 channels - Footprint and National Industry Groups – Footprint: 4 SBA loan officers cover the four states and they partner with the community bank to find opportunities – National Industry Groups: 17 SBA loan officers and sales specialists cover the industry groups on a national platform • Loan officers focus on their specific industry 62

z Growth Successes Panel: Mortgage Services Mike Davies President of United Community Mortgage Services 63

MORTGAGE BUSINESS OVERVIEW • Growth Strategy – Applying the blueprint of legacy market success into major metro areas in the United footprint with specific emphasis on Metro Atlanta, Coastal GA, Coastal SC, and Raleigh • Loan Products – Conforming and Jumbo Fixed and Adjustable Rate Mortgages – Construction to Permanent – Physician Mortgage Programs – Down Payment Assistance Programs • Average Loan Amount: $225,000 • Average FICO: 740 • Average LTV: 78% • Growth and Outlook: 24 new originators budgeted for 2018 64

MORTGAGE PRODUCTION HAS TRIPLED SINCE ’14: HOW WE DID IT 65 • October 2013 – Mike Davies Named President of UCMS – Inherited a Blairsville, GA centralized mortgage group – 34 MLOs concentrated mainly in UCB legacy markets • 2014 – Migrated to a more robust Loan Origination System – Developed and Implemented portfolio ARMs and niche products – Began to hire sales managers in metro markets – Added CRM tools for improved marketing and sales strategies • 2015/2016 – Employed consulting firm to assess our loan sales execution – Hired Jim McEvoy, Secondary Marketing Director – Will Ferguson takes over as Director of Mortgage Operations – Moved to servicing retained on Freddie Mac Loan Sales – Transitioned to Fair Value Accounting for Mortgage Activities – Executed mandatory loan sales strategy on agency business • 2017 – Added sales managers in East Atlanta, North/Northwest GA, and Savannah – Migrated to a more scalable and automated pricing and execution service – Transitioned to mandatory loan sales on FHA/VA business

MORTGAGE PRODUCTION HAS TRIPLED SINCE 2014 $- $500 $1,000 $1,500 $2,000 $2,500 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2013 2014 2015 2016 2017 Proj. 2018 Mortgage Industry Production Billions UCMS Mortgage Production Millions Legacy Metro Mortgage Industry 66

PRODUCTION PER MLO HAS INCREASED 67 $- $500 $1,000 $1,500 $2,000 $2,500 $0 $2,000,000 $4,000,000 $6,000,000 $8,000,000 $10,000,000 $12,000,000 $14,000,000 2013 2014 2015 2016 2017 Proj. 2018 Mortgage Industry Production UCMS Mortgage Production Producton Per MLO Mortgage Industry $ in billions

SERVICING BUSINESS HAS INCREASED $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 CORE Servicing Servicing for Others 68 $ in thousands

WHERE TO NEXT Digital Mortgage • Enhance Customer Experience • Online Outreach • Fast, Easy, Simple Outsourced Servicing • Expand Geographic Footprint • Scalable Additional Channels • Consumer Direct • Third Party Originations 69

z Meet the Board 70

z TOM RICHLOVSKY Mr. Richlovsky retired from PNC Financial Services Group, Inc. Mr. Richlovsky has extensive experience in the financial services industry, having served in senior executive positions in finance, accounting and treasury at major banking organizations. Mr. Richlovsky’s expertise and experience in these finance - related areas of banking provide a valuable perspective to United’s Board. 71

z KEN DANIELS Mr. Daniels retired from BB&T in 2014. His 38 years as a banking leader and risk professional with extensive experience in loan portfolio management, regulatory requirements, policy development and data integrity provides the Board with a depth of banking and risk expertise and offers the perspective of a large regional banking institution to the Board. 72

z Navitas: Our Newest Growth Engine Gary Shivers President and CEO of Navitas Credit Corp Richard Pfaltzgraff SVP and CFO of Navitas Credit Corp 73

NAVITAS OVERVIEW 74 Net Loans and Leases Key Industries Portfolio Statistics (1) Net Investment Loans & Leases ($MM) $377 Total Managed Portfolio ($MM) $446 Average Equipment Cost $40,609 Weighted Average Term (Months) 51 Weighted Average FICO 731 No. of Contracts 18,000+ No. of Customers 15,600+  Founded in September 2008, Navitas is a nationwide equipment finance lender based in Ponte Vedra , FL — 123 employees as of December 31, 2017  Offers customized debt financing products for small and medium businesses (“SMBs”)  Scalable platform designed to efficiently originate, underwrite and manage large volumes of low balance accounts for SMBs  Strong origination channels (direct and indirect) diversified across geographies, industries and equipment types  Led by senior management team with average experience of 25+ years in the financial services industry Business Overview ($MM) $1.1B Loans & Leases Funded (1) Annual Originations: $323 Million Net Loans & Leases: $377 Million (1) Nationwide Presence (1) As of December 31, 2017 $18 $55 $110 $157 $221 $284 $377 2011 2012 2013 2014 2015 2016 2017 2011 - 2017 CAGR: 66%

EXPERIENCED LEADERSHIP TEAM Senior management averages over 25 years of financial services experience with various equipment finance companies and other firms Gary Shivers CEO & President Richard Pfaltzgraff SVP & Chief Financial Officer Michael Bruman SVP & Chief Credit Officer Debbie Jones SVP Account Services 7 years Senior Vice P res i d e nt / D i rector (Fixed Income, Commodities & Currency) Division Treasurer 7 years Chief Credit Officer for CIT’s vendor finance business Capital Credit Officer 7 year s VP, President & Director of Operations Omni Leasing Vice President of Servicing 9 year s Co - Founder & President Co - Founder & Executive Officer 75

UNPARALLELED SMB EQUIPMENT FINANCE PLATFORM

United COMMUNITY BANKS, INC.

Nationwide Platform	Exceptional Origination Capabilities	Scalable Platform	Low Annual Losses	Proven Management Team
Originations in all 50 States	*>$323 million volume* [1]	*$500 million Managed Receivables*	*<90 bps*	– *Experienced credit team* – *Operated in regulated environment*

Proven Business Model Drives Controlled Portfolio and Strong Earnings Growth

Customized Equipment Finance SMB Solutions…

Products
- *EFA (82%)*
- *Conditional Sale (12%)*
- *True Lease*

Industries
- *Healthcare*
- *Restaurants*
- *Trucking*
- *Contractors*
- *Landscaping*

Equipment
- *Titled*
- *Medical*
- *Trucking*
- *Software*
- *Industrial*

…Delivered to a Massive Market…

Many SMBs
28 million

Annual Market
~$400+ billion

Highly Fragmented Competition

…Through Highly Targeted Channels…

Direct
- *Sellers*
- *Buyers*

Indirect
- *Financing Sources*
- *Brokers*

Direct to SMBs

…While Controlling Risk…

- ✓ Experienced SMB Credit Team
- ✓ Centralized Processes
- ✓ Risk-Adjusted Pricing
- ✓ Robust Servicing & Collections

Low Losses <90 bps

…Represents Solid Foundation for Growth

Organic
- *Base Growth*
- *De Novo*
- *Strategic Hiring*

Acquisitions
- *Niche Platforms*
- *Improve Target's Performance*

(1) Actual as of December 31, 2017. Reflects results for the managed portfolio.

76

TRANSACTION CHARACTERISTICS Key Characteristic Value Typical Transaction Size Range $1,000 to $1,000,000 Avg. Transaction Size Approximately $40,000 Original Term Range 12 to 84 Months Avg. Original Term 50 Months Conditional Sale or Equipment Finance Contracts 90%+ Triple Net / Hell or High Water Clause 100% of leases Contracts on ACH 70%+ Personal Guarantees 75%+ Residual Risk Less than 1.5% of Net Investment with a portion guaranteed 77

CREDIT UNDERWRITING OVERVIEW: CREDIT DYNAMICS • Consistent underwriting process and policy across the Company • Intersection of consumer and commercial credit • Condensed decision - making time frame (typically within 4 hours) • Credit applications are reviewed and approved by a credit analyst based on approval authority assigned • All transactions receive an internal credit rating based on a proprietary decision matrix • Risk - based pricing based on proprietary credit rating • Probability of default rating is used on larger exposures with financial statements • Documentation requirements vary by request size 78

CREDIT UNDERWRITING OVERVIEW: CREDIT DECISION PROCESS • Evaluation of the Vendor and Broker prior to accepting applications • Credit decision matrix based on corporate - only or personal guarantee • Due diligence of business existence, time in business, ownership, location, industry and existing Navitas exposure • Obligor’s ability and willingness to repay • Equipment use, cost & value, location and appropriateness for the obligor’s industry 79

CREDIT UNDERWRITING OVERVIEW: CREDIT ENHANCEMENT TOOLS • Risk Based Pricing • Third Party Guaranties (Cross Corporate and/or Personal Guaranty) • Site Inspections • 15 Day ACH Payment Addendum • ACH Required • Maximum End User Exposure • Down Payments • Advance Payments / Security Deposits • Manufacturer Program Agreements (including credit support) • Additional Collateral 80

STATIC NET LOSS CURVES BY YEAR OF ORIGINATION



10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2010
2011
2012
2013
2014
2015
2016
2017
Q1 Q2 Q3 Q4 Q5 Q6 Q7 Q8 Q9 Q10 Q11 Q12 Q13 Q14 Q15 Q16 Q17 Q18 Q19 Q20 Q21 Q22 Q23 Q24

*As of December 31, 2017.

81

NAVITAS / UCBI GROWTH OPPORTUNTIES & SYNERGIES 82 Growth Opportunities • Larger middle market transactions • Large vendor programs • Growth in targeted markets – Franchise, Healthcare, Construction and Yellow Iron • Direct Marketing Opportunities Synergies • Provide equipment finance products to bank customers • Online equipment finance portal for fast credit decisions to small businesses • Joint marketing with SBA bankers in targeted verticals • Cross sell bank products to Navitas end user customers in bank footprint

z Information Technology Mark Terry Chief Information Officer 83

TECHNOLOGY PROFILE • Technology program able to support a Bank growing in both size and complexity • Technology program and leaders that are business focused • An early adopter of proven technologies • Technology products and services provided by best in class vendors • Development activities limited to integrations & workflows, data and analytics and customer interfaces • Technology culture of constant improvement 84

FOUNDATIONAL COMPONENTS OF IT SYSTEMS & PROCESSES Quality Experience Adaptability Scalability Reliability Security Ability to provide an ever improving quality experience for customers and employees Ability to quickly take advantage of future business opportunities or new technologies Ability to grow each system efficiently as the Bank grows Ensuring all systems are stable with effective fail over and recovery plans Ensuring each system effectively addresses the security risks of the Bank and its customers 85

STRATEGIC AREAS OF FOCUS 86 Infrastructure & Security Business Applications Data & Analytics IT Personnel & Organization

INFRASTRUCTURE & SECURITY

<table>
<tr><th>2016</th><th>2017</th><th>2018</th><th>2019</th></tr>
<tr><td>Mainframe Replacement</td><td></td><td></td><td></td></tr>
<tr><td colspan="2">Phone Systems, Video Conferencing and Communications Equipment Upgrades</td><td></td><td></td></tr>
<tr><td colspan="2">Infrastructure Hardware and Software Upgrades</td><td></td><td></td></tr>
<tr><td colspan="2">Wireless and Remote Access Upgrades</td><td></td><td></td></tr>
<tr><td></td><td>Network Redundancy Upgrades</td><td></td><td></td></tr>
<tr><td></td><td colspan="2">Datacenter Relocations and Redundancy Upgrades</td><td></td></tr>
<tr><td></td><td></td><td colspan="2">Cloud Based Infrastructure</td></tr>
<tr><td></td><td>Social Engineering Solutions</td><td></td><td></td></tr>
<tr><td></td><td colspan="2">Anomaly Detection Systems</td><td></td></tr>
<tr><td></td><td></td><td colspan="2">Enhanced Data Loss Prevention Technology</td></tr>
</table>

87

BUSINESS APPLICATIONS 2016 2017 2018 2019 Online & Mobile Banking System Replacement General Ledger System Replacement Teller System Replacement Mortgage Servicing System Upgrades Business Process Automation for Deposits Business Process Automation for Loans Online & Mobile Channel Integrations and Customizations Online Deposit Opening Online Loan Originations 88

DATA & ANALYTICS 2016 2017 2018 2019 Standardized Credit Reporting Dashboard and Data Visualization Enhancements DFAST Program Management and Statistical Modeling Upgrade Reporting and Database Infrastructure Piloting Data Cloud based and AI Technologies Self Service Data Platform CECL Program Development Standards and Data Architecture Data Quality Standards and Automated DQ Analysis 89

IT PERSONNEL & ORGANIZATION 2016 2017 2018 2019 Outsourcing of Specialty & High Maintenance Systems Enhancements in Acquisition Integration Processes Loan Application Support Leader Chief Data Officer Digital Banking Director Targeted Third Party Project Engagements Project Management Organization Expansion Data Governance and Enhanced Change Control 90

z Credit Business Model & Analysis Rob Edwards Chief Credit Officer 91

CREDIT TEAM Rob Edwards Chief Credit Officer Chuck Valerio Chief Retail Credit Officer Centralized Consumer U/W Small Bus U/W Portfolio Oversight Retail Policy Mortgage Credit Joined - 2013 Mark Pinion Commercial Senior Credit Officer Middle Market ABL Gainesville, GA East Atlanta South Carolina Raleigh Joined - 2014 Rob Boyden Commercial Senior Credit Officer CRE Senior Care West Atlanta North GA Coastal, GA Tennessee Western NC Joined - 2007 Bob Head Special Assets Residential ADC Credit Admin Joined - 2002 Shep Calhoun Recovery Bank Collections OREO Joined - 1997 92

COMMERCIAL CREDIT APPROVAL • Committee Members include Chief Credit Officer (Chair), Commercial Business President, Regional Banking President, and respective Senior Credit Officer. • This committee meets no less than weekly with an emphasis on quick turnaround. Senior Credit Committee Up to House Limit - $30MM • There are 2 primary Senior Credit Officers dedicated to specific Regions and Commercial Business functions. • There are also Regional Credit Managers reporting to the Senior Credit Officers Senior Credit Officer – up to $8.5MM Regional Credit Managers – up to $5MM • There are distributed levels of loan authority throughout the bank based on secured and unsecured relationship exposure Bank Presidents – up to $1.5MM Managing Concentrations at the Borrower and Property Level • Legal Lending Limit $ 203 • House Lending Limit 30 • Project Lending Limit 18 • Top 25 Relationships O/S 368 93

PORTFOLIO MONITORING PROCESS • Monthly meeting to review commercial portfolio performance with Commercial Credit team. • Discuss Top 15 OLEM, Substandard, Non accrual and OREO. Commercial Asset Quality Committee • Every Region has a quarterly meeting to review problem loan reports greater than $300,000 • There are additional quarterly reports in each region to review Management Watch and Portfolio Strategies. Problem Loan Reporting & Portfolio Reviews • Head of Retail Credit meets monthly with collections and regional stakeholders to discuss performance and effect policy change. • This group also includes the centralized Small Business strategies. Retail Asset Quality Committee • Head of Mortgage, Secondary Sales Manager, Chief Credit Officer, Chief Retail Credit Officer and the analytics team meet monthly. • Oversees portfolio quality and strategies. Mortgage Asset Quality Committee 94

NAVITAS PORTFOLIO MONTORING PROCESS

United COMMUNITY BANKS, INC.

Senior Credit Committee	• Chief Credit Officer of Navitas chairs the committee • Attended by CEO, CFO, and Business Unit Heads • Primary duties are to approve credits up to $1 million and policy changes.
Problem Loan Committee	• Monthly meeting to review all 30+ days past dues. • Review charge-offs for lessons learned • Chaired by Navitas Head of Collections • Attended by Navitas CCO and Business Heads, and all Navitas credit team members
Asset Quality Committee	• Meets quarterly and is chaired by Navitas CCO. • Discuss economic and portfolio performance trends. • Review monthly APD refresh trends from PayNet. • Determine strategy for any segment concerns.
Navitas / UCB Executive Management Board	• Navitas CEO, CFO and CCO with UCB CEO, President of CBS and CCO. • Meets monthly • Reviews portfolio performance and reviews strategy changes.

95

TOTAL BANK PORTFOLIO STRATEGY • Portfolio limits are established based on the component percentage of the portfolio and also as a percentage of Capital. • Portfolio limits and strategies are Board approved and reviewed monthly in Senior Credit Committee. • The portfolio strategy is set at the top of the house with the following categories: – C&I (including Owner Occupied Real Estate) – CRE – Investor Real Estate – Residential Mortgage – Home Equity – Indirect Auto – Consumer Direct 96

TOTAL BANK PORTFOLIO STRATEGY • Additional limits are established at a more granular level for the Commercial Portfolio: – CRE – Includes specific limits by property type including Multi - Family, Office, Retail, Residential ADC, Hotel and Warehouse – C&I is established by the industry sector. • Strategies for portfolio exposures where the bank is over - limit include restricted loan approval authorities. 97

RESULT: DIVERSIFIED PORTFOLIO • Excluding Four Oaks, annualized end of period loan growth was 2% or 5% excluding Indirect Auto runoff of $42 million • Strategically moved C&I (including owner - occupied CRE) to 40% of loans versus 38% a year ago and 23% pre crisis • Investor CRE loans moved to 21% from 19% last year and 47% pre crisis • Residential mortgages have increased due to the introduction of on balance sheet mortgage products • Other consumer has declined to a 6% contribution due to the planned runoff of the indirect auto portfolio 98 $ in Billions (1) C&I includes commercial and industrial loans as well as owner - occupied CRE loans $2.6 $2.9 $3.1 $1.3 $1.4 $1.6 $0.6 $0.6 $0.7 $1.7 $1.8 $1.9 $0.6 $0.5 $0.5 $6.7 $7.2 $7.7 4Q16 3Q17 4Q17 C&I (1) CRE Comml Construction Residential Other Consumer 25.4% 8.4% 19.0% 38.4% 19.6% 39.9% 8.1% 25.2% 7.2% 20.6% 39.5% 9.2% 24.4% 6.3%

CREDIT QUALITY TRENDS • Three years of losses less than $7 million • Continued stability in Classified Assets • Only 24 properties in OREO at 2017 year end Net Charge-offs 1.5$ 1.7$ 1.6$ 1.6$ 1.1$ as % of Average Loans 0.09% 0.10% 0.09% 0.09% 0.06 % Allowance for Loan Losses 61.4$ 60.5$ 59.5$ 58.6$ 58.9$ as % of Total Loans 0.89% 0.87% 0.85% 0.81% 0.76 % as % of NPLs 285 306 258 256 249 Past Due Loans (30 - 89 Days) 0.25% 0.23% 0.23% 0.28% 0.28 % Non-Performing Loans 21.5$ 19.8$ 23.1$ 22.9$ 23.7$ OREO 8.0 5.1 2.7 2.8 3.2 Total NPAs 29.5 24.9 25.8 25.7 26.9 Performing Classified Loans 114.3 108.8 91.7 100.5 117.2 Total Classified Assets 143.8$ 133.7$ 117.5$ 126.2$ 144.1$ as % of Tier 1 / Allowance 14% 13% 11% 12% 12 % Accruing TDRs 67.8$ 64.9$ 64.7$ 59.6$ 52.6$ Total NPAs as % of Total Assets 0.28 0.23 0.24% 0.23% 0.23 % as % of Loans & OREO 0.43 0.36 0.37 0.36 0.35 2Q17 3Q17 4Q174Q16 1Q17 $ in Millions 99

z Finance Topics Jefferson Harralson Chief Financial Officer 100

UCBI HAS SIGNIFICANT EARNINGS DRIVERS • Loan growth accelerates with Partnership Model, investment in higher growth markets and Navitas • Balance Sheet flexibility allows for higher profitability over time and is well situated for higher rates • Capital Management should be additive to return • Navitas specifics 101

Q4 AND 2017 SHOW STRONG RESULTS • Operating diluted earnings per share of $0.42 compared with GAAP diluted loss per share of $.16 – Tax reform resulted in $38.2 mm charge to remeasure the deferred tax asset at the new Federal tax rate and $6.2 mm merger and other charges, net of tax • Dividend $.10 up 25% vs. last year • Operating EPS rose 5% vs. last year or 12% excluding Durbin and FDIC • TBV per share up 5.4% vs. 4Q16, 4Q17 decline driven by DTA remeasurement • Operating ROA flat vs. last year despite Durbin and FDIC expense headwind • Operating diluted earnings per share of $1.63 compared with GAAP diluted earnings per share of $0.92 – Tax reform resulted in $38.2 mm charge to remeasure the deferred tax asset at the new Federal tax rate; $10.9 mm merger and other charges, net of tax; $3.4 mm release of disproportionate tax effects lodged in OCI • Operating EPS rose 10% vs. 2016 despite Durbin and FDIC expense headwind • Operating ROA increased to 1.09% compared to 1.06% in 2016 • Operating ROTCE increased to 12.02% compared to 11.86% in 2016 Quarter 4 2017 2017 Highlights See non - GAAP reconciliation table slides at the end of the exhibits for a reconciliation of operating performance measures to GA AP performance measures 102

LOAN GROWTH DRIVERS

United COMMUNITY BANKS, INC.®

Mid to Upper Single Digit Loan Growth

Indirect Portfolio
$300M running off at ~$45M per quarter at 2.50% yield

Navitas Expect
~$25-30M growth per quarter at ~10% yield

Partnership model enhances combined growth

Community Banks New Markets:
Raleigh, Coastal Carolina

CBS Products:
Senior Living, Middle Mkt, ABL, Navitas et al

103

PARTNER LOAN GROWTH - A KEY DRIVER • 2017 Total loan growth with acquisitions 1 = $815M • 2017 Organic loan growth 2 = 3% 104 - 100,000,000 200,000,000 300,000,000 400,000,000 500,000,000 600,000,000 700,000,000 2Q14 3Q2014 4Q2014 1Q2015 2Q2015 3Q2015 4Q2015 1Q2016 2Q2016 3Q2016 4Q2016 1Q2017 2Q2017 3Q2017 4Q2017 Partner Loan Growth (1) Includes HCSB Acquisition on 8/1/17 (Loans - $233) & Four Oaks Acquisition on 11/1/2017 (Loans - $498) (2) Net of Indirect run - off, HCSB and Four Oaks Acquisitions

NIM – WELL POSITIONED FOR RISING RATES • Navitas adds about 15bps to NIM, all things equal • Mix change towards loans from securities over time • Our ALCO model shows UCBI as rate neutral, but lower than expected deposit betas have been benefitting NIM • Accretable yield only 7 basis points of the NIM in Q4 105 3.34% 3.41% 3.35% 3.34% 3.34% 3.45% 3.47% 3.54% 3.63% 3.15% 3.20% 3.25% 3.30% 3.35% 3.40% 3.45% 3.50% 3.55% 3.60% 3.65% 3.70% 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 Net Interest Margin

LOW LOAN TO DEPOSIT RATIO ADDS TO FLEXIBILITY 106 79% 83% 93% UCBI 12/31/2017 Pro Forma Navitas Peers 1 Note: Peer comparison banks comprise the KBW Regional Bank Index (ticker: KRX)

CORE DEPOSIT BASE IS A STRENGTH • Our fourth quarter 2017 total cost of deposits was 22 bps, which compared favorably to peers with a Q3 median of 35 bps • Core deposits (excludes Jumbo CDs / Brokered) comprised approximately 98.7% of our total customer deposits at December 31, 2017 107 Source: SNL Financial LC Note: Peer comparison banks comprise the KBW Regional Bank Index (ticker: KRX) 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% 0.6% 0.7% 0.8% 0.9% 1.0% WABC COLB CFR CVBF CBU CBSH FMBI FFIN FCF BOH ONB UCBI GBCI UMPQ TRMK UMBF BOKF WAL PB MBFI PFS PACW WBS SNV BPFH FNB FHN TCF EWBC FULT HBHC UBSI WTFC IBKC BPOP TCBI PNFP ASB STBA STL BRKL WAFD CATY SBNY VLY FFBC OZRK HOPE ISBC BKU 3Q17 Cost of Deposits Median = 35

DEPOSIT BETAS HAVE REMAINED LOW 108 Note – Peer comparison banks comprise the KBW Regional Bank Index (ticker: KRX) Source: SNL Financial LC Raymond James report 11/29/17 United results as of 4Q17; KRX results as of 3Q17 (Source: SNL Financial LC) 0 10 20 30 40 4Q15 - 3Q17 deposit beta equal to 8%, half the 16% industry average (2) KRX Peer Cost of Total Deposits (bps) Low - Cost Deposit Base (1)

REGULATORY CAPITAL RATIOS 109 Q1 includes Navitas , Sub debt raise, Q1 Earnings 11.23% 11.98% 12.04% 13.06% 10.00% 10.50% 11.00% 11.50% 12.00% 12.50% 13.00% 13.50% 4Q16 4Q17 1Q18 CET1 Tier 1 Total RBC 0.81% 2.13% Note: 4Q16 CET1 and Tier 1 both equate to 11.23% 12.24%

CASH DIVIDENDS HAVE MOVED HIGHER 110 0.00 0.50 1.00 1.50 2.00 2.50 3.00 Dec-14 Dec-15 Dec-16 Dec-17 Bank Dividends vs 10 Year U.S. Treasury Weighted Avg PG UCBI 10-Year UST 0.0 0.0 0.9 1.3 1.5 1.6 1.6 1.8 1.8 1.8 1.9 2.0 2.4 2.8 2.9 3.8 - 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 0.0 0.0 20.7 24.3 30.2 31.2 31.9 3 … 34.2 41.6 43.7 44.9 47.7 52.6 67.3 69.5 - 10.0 20.0 30.0 40.0 50.0 60.0 70.0 Current Dividend Yield vs Peers LTM Dividend Payout Ratio vs Peers Current Target Dividend Payout Ratio of 25% to 35% $0.00 $0.02 $0.04 $0.06 $0.08 $0.10 $0.12 $0.14 4Q2013 1Q2014 2Q2014 3Q2014 4Q2014 1Q2015 2Q2015 3Q2015 4Q2015 1Q2016 2Q2016 3Q2016 4Q2016 1Q2017 2Q2017 3Q2017 4Q2017 1Q2018

ROA & ROTCE ARE EXPECTED TO MOVE HIGHER 111 12.0% 16.0% Q42017 2018 Plan Navitas Core Bank 1.1% 1.4% Q42017 2018 Plan Navitas Core Bank Tax Reform ROA ROTCE Tax Reform

NAVITAS OFFERS ATTRACTIVE ECONOMICS • $130M / 65% Cash • 6% Lower TBV / 3 year earn back • $0.20 EPS Accretion in First Year • +200 bps in Loan Growth • +200 bps ROTCE • Raised $100M of sub debt to finance cash portion • On Feb 1, paid down ~$200M of Navitas ’ 3.5% lines of credit • Sold $100M of securities to partially fund debt pay down • Substantial sources of liquidity for funding additional $100M • Indirect auto runoff funds Navitas ’ growth in 2018 112

z Future Outlook & Closing Remarks Lynn Harton & Jimmy Tallent 113

WHY UNITED? • Exposure to main street small business in strong SE markets • Low cost and unlevered deposit base is positioned to outperform • Unique partnership model drives incremental revenue growth • Conservative and diversified credit book led by bankers with large bank experience • Proven ability to recruit talent from across the SE • Experienced management team focused on top quartile performance goal 114